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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number                811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112
(Name and address of agent for service)

Registrant's telephone number, including area code:           (212) 632-6000

Date of fiscal year end:           12/31

Date of reporting period:          06/30/05

ITEM 1. REPORTS TO STOCKHOLDERS.

LAZARD ASSET MANAGEMENT

Lazard World
Dividend & Income
Fund, Inc.
Semi-Annual Report

J U N E   3 0 ,   2 0 0 5

Lazard World Dividend & Income Fund, Inc.

The views of the Fund’s management and the portfolio holdings described in this report are as of June 30, 2005; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular investment. There is no assurance that the portfolio holdings discussed herein will remain in the Fund at the time you receive this report, or that portfolio holdings sold will have not been repurchased. The specific portfolio holdings may in aggregate represent only a small percentage of the Fund’s holdings. It should not be assumed that investments identified and discussed were, or will be, profitable, or that the investment decisions we make in the future will be profitable, or equal the performance of the investments discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus for a more detailed discussion of the Fund’s investment objective, strategies, risks and fees.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Shareholders,

We are pleased to present the first semi-annual report of Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005, with the ticker symbol “LOR.”

The Fund’s Objective

The Lazard World Dividend & Income Fund’s investment objective is total return, through a combination of dividends, income, and capital appreciation. The Fund’s net assets will be invested in a portfolio of approximately 60-90 world equity securities, consisting primarily of the highest dividend-yielding stocks selected from the current holdings of other accounts managed by Lazard Asset Management LLC, the Fund’s Investment Manager. The equity portfolio will be diversified in both developed and emerging market countries and across the capitalization spectrum.

The Fund will seek income by investing up to 33 1 / 3 % of its total leveraged assets in emerging market forward currency contracts and other emerging market local currency debt instruments. This component of LOR holds highly diversified, short-term (overall portfolio duration is typically below a year) exposures to emerging market currency positions in approximately 20-25 countries across Asia, Latin America, Europe, Africa, and the Middle East.

Portfolio Update (June 30, 2005)

As of June 30, the Fund had been in operation for just 3 days. We began investing the portfolio on June 30, and on that day invested a little over 30% of the equity portfolio. Furthermore, the Fund also began investing the currency and debt portfolio, which was about 10% invested by the end of the day. By mid-July, both the equity and the emerging market currency and debt portfolios were fully invested.

We believe that the Fund will be able to provide our investors with attractive yield and diversification, backed by the deep experience, commitment, and professional management of Lazard Asset Management.

Additional Information

Please note that frequent updates on the Fund’s performance, press releases, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics are available on www.LazardNet.com. You may also reach us by phone at 1-800-828-5548.

On behalf of Lazard Asset Management LLC, we thank you for your support of Lazard World Dividend & Income Fund, Inc. and look forward to serving your investment needs in the future.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Total Return Information* (unaudited)
For the period ended June 30, 2005

Since
Inception**

Market Price	0.10%
Net Asset Value	(0.16)
Morgan Stanley Capital International (MSCI®)
All Country World Index (ACWI®)	0.15

*	All returns reflect reinvestment of all dividends and distributions, if any. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The index is unmanaged, has no fees or costs and is not available for investment. The MSCI ACWI Index is a free-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

Returns for period of less than one year are not annualized.

**	The Fund’s inception date was June 28, 2005.

Ten Largest Equity Holdings
June 30, 2005 (unaudited)

		Percentage of
Security	Value	Net Assets

KT Corp. Sponsored ADR	$2,474,650	1.98%
Telemar Norte Leste SA	2,436,079	1.95
Citizens Communications Co.	2,045,568	1.63
The Mills Corp.	1,744,673	1.39
H.J. Heinz Co.	1,735,580	1.39
Brandywine Realty Trust	1,728,660	1.38
Newell Rubbermaid, Inc.	1,726,016	1.38
KeySpan Corp.	1,725,680	1.38
Ameren Corp.	1,719,830	1.37
The Southern Co.	1,719,632	1.37

Portfolio Holdings Presented by Sector
June 30, 2005 (unaudited)
Percentage of
Sector	Total Investments

Commercial Services	0.4%
Consumer Discretionary	2.0
Consumer Staples	2.1
Energy	1.0
Financials	4.6
Health Care	1.1
Process Industry	2.8
Technology	0.7
Telecommunications	5.6
Utilities	3.2
Short-Term Investments	76.5

Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments
June 30, 2005 (unaudited)

Description	Shares	Value

Common Stocks—28.0%

Brazil—0.0%
Souza Cruz SA	2,600	$31,488

Mexico—1.3%
Grupo Televisa SA Sponsored ADR	24,700	1,533,623
Kimberly-Clark de Mexico SA de
CV, Series A Shares	9,400	32,166

Total Mexico		1,565,789

South Korea—3.4%
KT Corp. Sponsored ADR (a)	115,100	2,474,650
POSCO ADR	39,100	1,719,227

Total South Korea		4,193,877

United States—23.3%
Altria Group, Inc.	26,500	1,713,490
Ameren Corp.	31,100	1,719,830
Bank of America Corp.	36,800	1,678,448
Brandywine Realty Trust	56,400	1,728,660
Bristol-Myers Squibb Co.	68,400	1,708,632
Centerplate, Inc.	49,900	636,225
Chevron Corp. (a)	30,400	1,699,968
Citizens Communications Co. (a)	152,200	2,045,568
Ferrellgas Partners LP (b)	5,600	116,760
H.J. Heinz Co.	49,000	1,735,580
Health Care Property Investors, Inc.	25,000	676,000
JPMorgan Chase & Co.	48,000	1,695,360
KeySpan Corp.	42,400	1,725,680
Microsoft Corp.	49,100	1,219,644
Newell Rubbermaid, Inc.	72,400	1,726,016
PanAmSat Holding Corp.	25,000	512,750
Temple-Inland, Inc.	46,000	1,708,900
The Mills Corp.	28,700	1,744,673
The Southern Co.	49,600	1,719,632
Verizon Communications, Inc.	49,700	1,717,135

Total United States		29,228,951

Total Common Stocks
(Identified cost $35,138,396)		35,020,105

Preferred Stocks—2.9%
Brazil—2.9%
Telemar Norte Leste SA	102,000	2,436,079
Usinas Siderurgicas de Minas
Gerais SA	75,000	1,211,624

Total Brazil		3,647,703

Total Preferred Stocks
(Identified cost $3,681,650)		3,647,703

	Principal
	Amount
Description	(000)	Value

Repurchase Agreement—100.3%
State Street Bank and Trust Co.,
2.60%, 07/01/05
(Dated 06/30/05, collateralized by
$123,520,000 United States Treasury
Note, 4.25%, 08/15/14, with a
value of $128,152,000)
Proceeds of $125,647,074
(Identified cost $125,638,000)	$125,638	125,638,000

Total Investments—131.2%
(Identified cost $164,458,046) (c)		$164,305,808
Liabilities in Excess of Cash
and Other Assets—(31.2)%		(39,069,154)

Net Assets—100.0%		$125,236,654

Forward Currency Contracts open at June 30, 2005:

			U.S. $ Cost	U.S. $
Foreign Currency	Expiration	Foreign	on Origination	Current	Unrealized
Purchase Contracts	Date	Currency	Date	Value	Depreciation

ARS	10/05/05	3,146,142	$1,086,000	$1,081,531	$4,469
BRL	10/05/05	9,478,840	3,880,000	3,859,625	20,375
COP	10/05/05	2,555,122,000	1,091,000	1,088,341	2,659

Total Forward Currency Contracts open at June 30, 2005			$6,057,000	$6,029,497	$27,503

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments
June 30, 2005 (unaudited)

(a)	Segregated security for forward currency contracts.

(b)	Non-income producing security.

(c)	For federal income tax purposes, the aggregate cost was $164,458,046, aggregate gross unrealized appreciation was $26,899, aggregate gross unrealized depreciation was $179,137 and the net unrealized depreciation was $152,238.

Security Abbreviation:
ADR – American Depositary Receipt

Currency Abbreviations:
ARS — Argentine Peso
BRL — Brazilian Real
COP — Colombian Peso

Portfolio holdings by industry (as percentage of net assets):

Industry
Banking	1.3%
Business Services & Supplies	0.5
Computer Software	1.0
Consumer Products	1.4
Drugs & Health Care	1.4
Financial Services	1.3
Food & Beverages	1.4
Forest & Paper Products	1.4
Household Products & Home Furnishings	1.4
Metals & Mining	2.3
Multimedia	1.2
Oil & Gas	1.4
Real Estate	3.3
Telecommunications	7.3
Tobacco	0.1
Utilities	4.2

Subtotal	30.9
Repurchase Agreement	100.3

Total Investments	131.2%

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities
June 30, 2005 (unaudited)

ASSETS
Investments in securities, at value (cost $38,820,046)	$38,667,808
Repurchase agreement, at value (cost $125,638,000)	125,638,000
Cash	671
Receivable for dividends and interest	9,074

Total assets	164,315,553

LIABILITIES
Payables for:
Management fees	3,092
Accrued directors’ fees	89
Investments purchased	38,820,046
Offering costs	219,145
Gross depreciation on forward currency contracts	27,503
Other accrued expenses and payables	9,024

Total liabilities	39,078,899

Net assets	$125,236,654

NET ASSETS
Paid in capital	$125,419,527
Accumulated net investment loss	(3,131)
Net unrealized depreciation on:
Investments	(152,238)
Foreign currency	(27,504)

Net assets	$125,236,654

Shares of common stock outstanding*	6,580,237
Net assets per share of common stock	$19.03
Market value per share	$20.02

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations
For the period ended June 30, 2005* (unaudited)

INVESTMENT LOSS

Income:
Interest	$9,074

Total investment income	9,074

Expenses:
Management fees	3,092
Custodian fees	4,550
Professional services	1,203
Interest expense	1,068
Shareholders’ reports	1,063
Administration fees	446
Shareholders’ services	355
Directors’ fees and expenses	89
Other	339

Total expenses	12,205

Net investment loss	(3,131)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FOREIGN CURRENCY
Net change in unrealized depreciation on:
Investments	(152,238)
Foreign currency	(27,504)

Net realized and unrealized loss on investments and foreign currency	(179,742)

Net decrease in net assets resulting from operations	$(182,873)

* Fund commenced operations on June 28, 2005.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Changes in Net Assets
(unaudited)

Period Ended
June 30, 2005**

INCREASE IN NET ASSETS
Operations:
Net investment loss	$(3,131)
Net change in unrealized depreciation on investments and foreign currency	(179,742)

Net decrease in net assets resulting from operations	(182,873)

Capital Stock Transactions:
Proceeds from common shares issued in offering	125,582,500
Offering costs for common shares charged to paid in capital	(263,000)

Net increase in net assets from capital stock transactions	125,319,500

Total increase in net assets	125,136,627
Net assets at beginning of period***	100,027

Net assets at end of period*	$125,236,654

Transactions in Capital Shares:
Common shares outstanding at beginning of period***	5,237

Common shares issued in offering	6,575,000

Net increase	6,575,000

Common shares outstanding at end of period	6,580,237

*	Includes accumulated net investment loss $(3,131).
**	Fund commenced operations on June 28, 2005.
***	Represents initial seed capital on June 20, 2005.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights (unaudited)
Selected data for a share of common stock outstanding throughout the period:

For the Period
6/28/05* to
6/30/05

Net asset value, beginning of period (a)	$19.06

Loss from investment operations:
Net investment loss	— (b)
Net realized and unrealized loss	(0.03)

Total from investment operations	(0.03)

Net asset value, end of period	$19.03

Market value, end of period	$20.02

Total Return based upon:
Net asset value (c)	(0.16)%
Market value (c)	0.10%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$125,237
Ratios to average net assets:
Total expenses (d)	1.78%
Net investment loss (d)	(0.46)%
Portfolio turnover rate	0%

* Commencement of operations.

(a)	Net of initial sales load, underwriting and offering costs of $0.94 per share.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Past performance is not indicative, nor a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor's shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund's distributions or on the sale of Fund shares. Period of less than one year is not annualized.
(d)	Annualized for period of less than one year.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements
June 30, 2005 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, closed-end management investment company. The Fund trades on the New York Stock Exchange (“NYSE”) under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are generally based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Forward currency contracts are valued at the current cost of offsetting the contract. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, such securities will be valued at their fair values as determined in good faith by or under the supervision of the Board of Directors. The effect of using fair value pricing is that the net asset value of the Fund will reflect the affected securities’ values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

Under these procedures, in the event that Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”) and a wholly-owned subsidiary of Lazard Frères & Co. LLC (“Lazard”), determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts will also be considered.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The Fund amortizes premium and accretes discount on fixed-income securities using the effective yield method.

(c) Repurchase Agreements—In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the fair value of which at all times is required to be at least equal to the principal amount, plus accrued interest, of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

(d) Securities Lending—The Fund may lend portfolio securities to qualified borrowers in order to earn additional income. The terms of the lending agreements require that loans are secured at all times by cash, U.S. Government securities or irrevocable letters of credit in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities), plus accrued interest and dividends, determined on a daily basis. Cash collateral received is invested in State Street Navigator Securities Lending Prime Portfolio, a regulated investment company offered by State Street Bank and Trust Company (“State Street”). If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
June 30, 2005 (unaudited)

At June 30, 2005, the Fund had no securities on loan.

In accordance with accounting principles generally accepted in the United States, cash received as collateral for securities lending transactions is included in the Portfolio of Investments. The related amount payable upon the return of the securities on loan, where cash is received as collateral, is shown on the Statement of Assets and Liabilities.

(e) Leveraging—The Fund intends to use leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street, up to a maximum of 33 1 / 3 % of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33 1 / 3 % threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of net asset value, the likelihood of more volatility in the market value of Common Stock and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. A greater net asset value decrease also will tend to cause a greater decline in the market price of the Fund’s Common Stock. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns.

(f) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The U.S. dollar value of forward currency contracts is determined using forward exchange rates provided by quotation services. Daily fluctuations in the value of such contracts are recorded as unrealized gain (loss). When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Such gain (loss) is disclosed in the realized and unrealized gain (loss) on foreign currency in the Fund’s accompanying Statement of Operations.

(g) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

(h) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
June 30, 2005 (unaudited)

accepted in the United States. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions. Book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

The Fund may at times in its discretion pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividends paid by the Fund to stockholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. However, the Fund will adjust the level of distributions as appropriate to seek to avoid making distributions that constitute a return of capital. The Fund is not required to maintain a stable level of distributions, or distributions at any particular rate.

(i) Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Investment Management Agreement

The Fund has entered into an investment management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments and Borrowings (“Financial Leverage”) to make Currency Investments, rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments in the Fund’s world equity strategy consisting of equity securities of companies with market capitalizations of $3 billion or greater at the time of the Fund’s initial purchase. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33 1 / 3 % of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts). Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally,

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)
June 30, 2005 (unaudited)

closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money or/and issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the review and approval by the Fund’s Board of Directors of the Fund’s investment management agreement (including the method of calculating the Investment Manager’s fee) is included below under “Board Consideration of Management Agreement.”

	Fund’s management	Typical
	fee based on	management
	Total Leveraged	fee formula,
	Assets (includes	calculated excluding
	Currency	Currency
Beginning assets of $1,000	Commitments)	Commitments

World Equity Investments
(Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate
management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

(a) Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund. The Fund has implemented procedures to monitor this potential conflict.

4. Administrative Agreement

The Fund has entered into an administrative agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $37,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are Managing Directors or former employees of the Investment Manager. The Fund pays each Director who is not an employee or an affiliated person of the Investment Manager its allocated portion of a fixed fee of $50,000 per year, plus $2,500 per meeting attended ($1,000 per meeting attended by telephone) for the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively, the “Lazard Funds”), each a registered management investment company advised by the Investment Manager, and reimburses such Directors for travel and other out of pocket expenses. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term securities) for the period ended June 30, 2005 were $38,820,046 and $0, respectively.

For the period ended June 30, 2005, no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has entered into a $15 million Line of Credit Agreement (the “Agreement”) with State Street, effective June 30, 2005, primarily to use leverage to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $15 million or 33 1 / 3 % of its Total Leveraged Assets. Interest on borrowings is payable at Federal Funds rate plus 0.50%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. During the period ended June 30, 2005, the Fund had no borrowings under the Agreement.

8. Foreign Securities Investment Risks

The Fund invests in securities of foreign entities and instruments denominated in foreign currencies which involve risks not typically involved in domestic investments.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)
June 30, 2005 (unaudited)

Foreign investments carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards and, potentially, less liquidity. The Fund’s investments in emerging markets are exposed to additional volatility. The Fund’s performance will be influenced by political, social and economic factors affecting emerging markets. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by the Plan Agent in additional Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by Computershare Shareholder Services, Inc., as dividend disbursing agent (the “Plan Agent”).

Under the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1)	If the Common Stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per Common Share on that date or (ii) 95% of the Common Stock’s market price on that date.

(2)	If the Common Stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your Common Stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) and Term	Principal Occupation(s) During Past 5 Years
Address(1)	with the Fund(2)	and Other Directorships Held

Non-Interested Directors:

John J. Burke (77)	Director	Lawyer and Private Investor; Director, Lazard Alternative Strategies Fund,
LLC; Director, Pacific Steel & Recycling; Director, Sletten Construction
Company; Trustee Emeritus, The University of Montana Foundation.

Kenneth S. Davidson (60)	Director	President, Davidson Capital Management Corporation; Trustee, The Juilliard
School; Chairman of the Board, Bridgehampton Chamber Music Festival;
Trustee, American Friends of the National Gallery/London.

William Katz (50)	Director	Retired President and Chief Executive Officer, BBDO New York, an
advertising agency; Retired Director, BBDO Worldwide.

Lester Z. Lieberman (75)	Director	Private Investor; Chairman, Healthcare Foundation of NJ; Director, Cives
Steel Co.; Director, Northside Power Transmission Co.; Advisory Trustee, New
Jersey Medical School; Director, Public Health Research Institute; Trustee
Emeritus, Clarkson University; Council of Trustees, New Jersey Performing
Arts Center.

Richard Reiss, Jr. (61)	Director	Chairman, Georgica Advisors LLC, an investment manager; Director, Lazard
Alternative Strategies Fund, LLC; Director, O’Charley’s, Inc., a restaurant chain.

Robert M. Solmson (57)	Director	Former Chief Executive Officer and Chairman, RFS Hotel Investors, Inc.;
Director, Lazard Alternative Strategies Fund, LLC; Director, Colonial
Williamsburg Co.; Former Director, Morgan Keegan, Inc.; Former Director,
Independent Bank, Memphis.

Interested Directors(3):

Norman Eig (64)	Chairman of the Board	Private Investor; Senior Adviser of the Investment Manager from January 2005 to April 2005; Chairman of the Investment Manager from March 2004 to
January 2005; previously Co-Chief Executive Officer of the Investment
Manager and Member of the Management Committee of Lazard.

Charles Carroll (44)	Director and President	Deputy Chairman and Head of Global Marketing of the Investment Manager.

Ashish Bhutani (45)	Director	Chief Executive Officer of the Investment Manager since March 2004;
previously Head of New Products and Strategic Planning of Lazard from June
2003 to March 2004; Co-Chief Executive Officer North America of Dresdner
Kleinwort Wasserstein from 2001 to end of 2002, and was a member of its
Global Corporate and Markets Board and the Global Executive Committee;
Deputy Chairman of Wasserstein Perella Group from 1989 to 2001 and Chief
Executive Officer of Wasserstein Perella Securities from 1995 to 2001.

(1)	The address of each Director is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director became a Director in April 2005, except that Mr. Bhutani became a Director in July 2005, and serves as a Director for each of the Lazard Funds (total comprised of 19 investment portfolios). Beginning with the first annual meeting of stockholders of the Fund held after the initial public offering of the shares of the Fund, the Board of Directors of the Fund shall be divided into three classes: Class I, Class II and Class III. At the first annual meeting, Directors of Class I shall be elected to the Board of Directors for a term expiring at the next succeeding annual meeting of stockholders, Directors of Class II shall be elected to the Board of Directors for a term expiring at the second succeeding annual meeting of stockholders and Directors of Class III shall be elected to the Board of Directors for a term expiring at the third succeeding annual meeting of stockholders. At each subsequent annual meeting of stockholders, the Directors chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Directors whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to their election, or thereafter in each case when their respective successors are elected and qualified.

(3)	Mr. Eig, Mr. Carroll and Mr. Bhutani are “interested persons” (as defined in the Act) of the Fund (“Interested Directors”) because of their positions, or former position in the case of Mr. Eig, with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-828-5548.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) and Term
Address(1)	with the Fund(2)	Principal Occupation(s) During Past 5 Years

Officers:

Nathan A. Paul (32)	Vice President and	Managing Director and General Counsel of the Investment Manager;
	Secretary	Associate at Schulte Roth & Zabel LLP, a law firm, from September 1997 to
October 2000.

John H. Blevins (40)	Chief Compliance	Senior Vice President and Chief Compliance Officer of the Investment
	Officer	Manager; Director of Compliance for North America, Citi Asset Management
Group, from November 1999 to July 2000.

Stephen St. Clair (46)	Treasurer	Vice President of the Investment Manager.

Brian D. Simon (43)	Assistant Secretary	Director of Legal Affairs of the Investment Manager; Vice President, Law &
Regulation at J. & W. Seligman & Co., from July 1999 to October 2002.

David A. Kurzweil (31)	Assistant Secretary	Vice President of the Investment Manager; Associate at Kirkpatrick &
Lockhart LLP, a law firm, from August 1999 to January 2003.

Cesar A. Trelles (30)	Assistant Treasurer	Fund Administration Manager of the Investment Manager; Manager for
Mutual Fund Finance Group at UBS Global Asset Management, from
August 1998 to August 2004.

(1)	The address of each officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer became an officer in April 2005 and serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the other Lazard Funds.

Lazard World Dividend & Income Fund, Inc.

Other Information
(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At the meeting of the Fund’s Board of Directors held on April 19, 2005, the Board considered the approval of the Management Agreement. The Directors who are not interested persons (as defined in the Act) of the Fund (the “Independent Directors”) were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Investment Manager.

The Board had received a thorough presentation from the Investment Manager on its advisory business at recent Boards of Directors meetings for other investment companies managed by the Investment Manager, all having the same Boards of Directors as the Fund, in connection with approval of investment management agreements for those investment companies. The most recent meeting on February 15, 2005 (the “February Meeting”) included approval of a management agreement for a closed-end fund managed by the Investment Manager and having the same Board of Directors as the Fund (the “Global Equity Fund”). The Fund employs the same emerging income strategy for Currency Investments, as well as the methodology for allocating assets between equity investments and Currency Investments, as that employed for the Global Equity Fund. In addition, the Fund and the Global Equity Fund have the same portfolio management personnel responsible for overall portfolio management and for management of Currency Investments. Many portions of the presentations and discussions relevant to the Management Agreement were shortened somewhat by reference to recent discussions covering the same information. Representatives of the Investment Manager confirmed for the Board that there had been no significant changes in referenced information, and the Board confirmed its understanding of the application of this information.

Services

At the February Meeting, representatives of the Investment Manager discussed with the Directors the nature, extent and quality of services that the Investment Manager provides to the Global Equity Fund, which would apply, as relevant, to the Fund. At the February Meeting, there had been a discussion of the Investment Manager, and representatives of the Investment Manager outlined its global structure, including technology and operational support. The Directors had considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also provides oversight of day-today fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also had considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure. It was noted that the Fund’s assets were anticipated to constitute a relatively small portion of the $76 billion of total assets then under management by the Investment Manager and its global affiliates. The Directors had agreed that the Global Equity Fund could benefit from all of the services of the Investment Manager’s global platforms, and that such services likely would be different than those that would be provided to a fund if it were not managed by a global firm, such as the Investment Manager. The Board also had considered a number of other factors, including: the scope of the services to be provided by the Investment Man-

Lazard World Dividend & Income Fund, Inc.

Other Information (continued)
(unaudited)

ager; the personnel, resources, technology utilization, business reputation, financial condition and experience of the Investment Manager; and benefits that may accrue to the Investment Manager or its affiliates by virtue of their relationship with a fund, including the benefits of brokerage relationships with affiliates of the Investment Manager and any research and similar service arrangements with brokers who execute transactions on behalf of a fund.

Portfolio management personnel of the Investment Manager gave a presentation to the Board about the Fund’s proposed investment strategies, including the Investment Manager’s global equity research platform and the process that would be employed for selecting World Equity Investments. Representatives of the Investment Manager explained that the Currency Investments strategy, as well as the methodology for allocating assets between World Equity Investments and Currency Investments, would be the same as that employed for allocation to the Global Equity Fund’s component strategies.

Fees and Expenses

The Board reviewed an independent report prepared by Lipper (an independent third party) comparing projected expenses and contractual management fees for the Fund to a comparison group chosen by Lipper. Representatives of the Investment Manager noted that the projected expenses and fees are generally within the median ranges of the relevant Lipper comparison group and category average. The Directors agreed with the Investment Manager’s characterization of the Fund’s projected expenses and fees compared to the Fund’s comparison group.

The Investment Manager does not manage any other accounts allocating assets between World Equity Investments and Currency Investments, although the Global Equity Fund is structured similarly in that it pursues an equity strategy and also employs the Investment Manager’s emerging income strategy. Representatives of the Investment Manager noted the increased complexity, from the Investment Manager’s perspective, in managing the Fund, including its World Equity Investments.

Fee Calculation

Representatives of the Investment Manager explained that it was proposed that the Investment Manager’s fee be calculated in the same manner as it is for the Global Equity Fund, where the management fee is based on total assets including leverage (Total Leveraged Assets), consisting of Borrowings as well as the aggregate financial exposure created by forward currency contracts in excess of that represented in the Fund’s Net Assets (Currency Commitments).

The Directors referenced discussions at the February Meeting of the method of calculation of the Investment Manager’s fee to include Borrowings as well as Currency Commitments and that the fee would increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purpose of making Currency Investments. The Investment Manager had explained in detail that its decisions regarding which instruments would be used to make Currency Investments would be based on the availability of attractive forward currency contracts or debt instruments, relative transaction costs and custody/counterparty risks and other relevant factors. The Investment Manager also had explained that, from an investment management perspective, the Investment Manager would be managing the total exposure to emerging market currencies represented by the market value of forward currency contracts (notional value adjusted for market appreciation or depreciation) in the same manner as it would manage the market value of an investment in debt securities made with the proceeds of Borrowings. The Board had considered the advantages of increased investment exposure through Financial Leverage. The Board also had considered the economic equivalence, and the similarities, from an investment management perspective, of services required in connection with Currency Commitments and those in connection with Currency Investments made with proceeds of Borrowings.

At the February Meeting, the Board had discussed and considered the use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board had also discussed the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks. The Board also had discussed and considered the Investment Manager’s extensive expertise with these instruments.

Lazard World Dividend & Income Fund, Inc.

Other Information (continued)
(unaudited)

The Board was reminded that the Fund’s management fee structure is different from that of other closed-end funds. The Board had previously considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments), and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments. The Board had considered that the Investment Manager’s fee is different because the leverage strategy is different than the leverage strategy employed by many other closed-end investment companies—that although Borrowings may be employed in making Currency Investments, the leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock, as for most closed-end investment companies. The Directors referred to previous conversations about the management fee structure being different than that of other funds and stated that they understood these differences.

Representatives of the Investment Manager noted the detailed disclosure included in the Fund’s prospectus (and referenced in other relevant portions of the prospectus), explaining these differences in the management fee calculation and the potential conflicts and that, to inform stockholders purchasing Fund shares in the secondary market rather than in the initial public offering, clear and conspicuous disclosure of the Fund’s management fee calculation methodology would be included in the Fund’s annual and semi-annual reports to stockholders and that this disclosure will also include an explanation of the risks associated with the management fee calculation, similar to the disclosure in the prospectus. Representatives of the Investment Manager stated that the Investment Manager would institute the same procedures as are currently in place for the Global Equity Fund regarding reporting and certification of allocations to Currency Investments and noted that these reports and certifications would be in the same format as presented at each regular quarterly meeting of the Board of Directors for the Global Equity Fund. These procedures provide that: (1) no less frequently than monthly, decisions regarding the amount of the allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s Chief Compliance Officer, that the procedures had been complied with during the previous quarter. The Directors had previously considered the investor protections to be implemented by these procedures and by the disclosures in the prospectus and the annual and semi-annual stockholders’ reports.

The Board considered that the fee paid to the Investment Manager for investment management services will be higher when the Fund uses Financial Leverage, including through both forward currency contracts and Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including Financial Leverage. It was explained that, consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager, on the one hand, and Fund stockholders, on the other.

The Board had previously considered that the Investment Manger’s fee would be calculated on the same basis for the financial exposure associated with all Currency Investments and would not be different for Currency Commitments and investments made with the proceeds of Borrowings, so that the Investment Manager would not have an incentive for choosing between these alternatives. The Board also had considered that the same investment limits applied to Currency Investments made with Currency Commitments and those made with Borrowings. In addition, the Investment Manager had explained, and the Board considered, that, from an investment management perspective, the Investment Manager would be managing the Fund’s total exposure to emerging market currencies represented by the market value of forward currency contracts (notional value adjusted for market appreciation or depreciation) in the same manner as it would manage the market value of investments made with the proceeds of Borrowings.

The Board also considered whether the Fund would be able to participate in any economies of scale that the Investment Manager may experience in the event that the Fund attracts a large amount of assets. The Directors noted the uncertainty of the estimated asset levels and noted the renewal requirements for advisory agreements and the requirement that they review the investment advisory fee at least annually after the initial two year term of the Management Agreement.

Lazard World Dividend & Income Fund, Inc.

Other Information (concluded)
(unaudited)

Conclusions and Determinations

The Independent Directors considered the Investment Manager’s research and portfolio management capabilities and that the Investment Manager also will provide oversight of day-to-day operations of the Fund, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Independent Directors also considered the Investment Manager’s extensive administrative, accounting and compliance infrastructure.

The Independent Directors also considered the discussion of the advisory fee and expected expense ratio, and emphasized the comparisons to groups of comparison funds and Lipper averages and the earlier discussion of the results of the comparisons. They also referred to the discussion of the difference in fees paid to the Investment Manager by the Global Equity Fund, noting the more complex equity strategy to be pursued by the Fund. The Independent Directors also referenced the previous discussion and discussions at the previous meetings of potential benefits to the Investment Manager and its affiliates from acting as investment adviser to funds, including the Fund.

The Independent Directors concluded that they understood the proposed methodology for calculation of the Investment Manager’s fee, and the potential conflicts in the proposed method and the manner in which these potential conflicts would be monitored and addressed, as discussed at previous meetings. The Independent Directors considered that the Investment Manager’s fee would be calculated on the same basis for the financial exposure associated with all Currency Investments and would not be different for Currency Commitments and investments made with the proceeds of Borrowings, so that the Investment Manager would not have an incentive for choosing between these alternatives. The Independent Directors also considered that the same investment limits applied to Currency Investments made with Currency Commitments and those made with Borrowings.

At the conclusion of these discussions, each of the Independent Directors expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to approval of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services to be provided by the Investment Manager are adequate and appropriate, especially including the benefits of advisory and research services associated with an asset management business with over $76 billion under management.

  The Board concluded that the fee to be paid to the Investment Manager was reasonable in light of comparative expense and advisory fee information and benefits to be derived by the Investment Manager from the relationship with the Fund.

  The Board concluded that they understood the proposed methodology for calculation of the Investment Manager’s fee, and the potential conflicts in the proposed method and the manner in which these potential conflicts would be monitored and addressed. They then concluded that the proposed method of calculating the Investment Manager’s fee based on Total Leveraged Assets, including Borrowings as well as the aggregate financial exposure created by forward currency contracts in excess of that represented in the Fund’s Net Assets was reasonable in light of (1) the economic equivalence, and the similarities, from an investment management perspective, of services required in connection with Currency Commitments and those in connection with Currency Investments made with proceeds of Borrowings and (2) the investor protections to be implemented by Investment Manager’s procedures and by the disclosures of the fee calculation methodology in the prospectus and the annual and semiannual stockholders’ reports.

The Board considered these conclusions and determinations and, without any one factor being dispositive, determined that approval of the Management Agreement, including the fee calculation methodology based on Total Leveraged Assets, was in the best interests of the Fund and its stockholders.

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Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-828-5548
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent and Registrar
EquiServe Trust Company, N.A.
P.O Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare Shareholder Services, Inc.
P.O Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Lazard World Dividend & Income Fund, Inc. which contains information about management fees and other costs.

Lazard Asset Management LLC	30 Rockefeller Plaza New York, NY 10112-6300	www.LazardNet.com

ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END
MANAGEMENT INVESTMENTCOMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     The Registrant has a Nominating Committee (the "Committee") of the Board of Directors (the "Board"), which is currently comprised of all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Registrant. The Committee's function is to select and nominate candidates for election to the Board. The Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Registrant, 30 Rockefeller Plaza, New York, New York 10112. Nominations may be submitted only by a stockholder or group of stockholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Registrant's outstanding shares or (b) $500,000 of the Registrant's shares (calculated at market value) for at least one year prior to the date such stockholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a stockholder or group each calendar year.

     In evaluating potential nominees, including any nominees recommended by stockholders, the Committee takes into consideration the factors listed in the Nominating Committee Procedures and Charter, including character and integrity, business and professional experience, and whether the Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its stockholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee. A nomination submission must be received not less than 120 calendar days before the date of the Registrant's proxy statement released to stockholders in connection with the previous year's annual meeting.

ITEM 11. CONTROLS AND PROCEDURES.

(a)      The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)       Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Charles Carroll
Charles Carroll
Chief Executive Officer

Date	September 2, 2005

By	/s/ Stephen St. Clair
Stephen St. Clair
Chief Financial Officer

Date	September 2, 2005